UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 10, 2005

M&T Bank Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One M&T Plaza, Buffalo, New York		14203
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(716) 842-5446

(Not Applicable)
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On March 10, 2005, Eugene J. Sheehy notified M&T Bank Corporation ("M&T") that he will voluntarily resign as Executive Vice President of M&T and as Executive Vice President, and Chairman and Chief Executive Officer of the Mid-Atlantic Division of M&T's principal banking subsidiary, M&T Bank, and as a member of its Management Group. Mr. Sheehy resigned in order to accept an appointment to become Group Chief Executive Designate of Allied Irish Banks, p.l.c. It is expected that Mr. Sheehy's resignation will be effective in April 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T Bank Corporation

March 15, 2005	By:	/s/ Michael P. Pinto

Name: Michael P. Pinto
Title: Executive Vice President and Chief Financial Officer